UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

APPLIED OPTOELECTRONICS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! APPLIED OPTOELECTRONICS, INC. ATTN: LEGAL DEPARTMENT 13139 JESS PIRTLE BLVD. SUGAR LAND, TX 77478 APPLIED OPTOELECTRONICS, INC. 2023 Annual Meeting Vote by June 7, 2023 11:59 PM ET You invested in APPLIED OPTOELECTRONICS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 8, 2023. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 25, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote in Person at the Meeting* June 8, 2023 9:30 A.M. Central Time 13139 Jess Pirtle Blvd. Sugar Land, TX 77478 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # V13853-P91318

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Voting Items Board Recommends V13854-P91318 Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. 01) Che-Wei Lin 02) Elizabeth Loboa 1. Class I Directors for Election: Nominees: 2. To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023. 3. To approve, on an advisory basis, our executive compensation, or the “say-on-pay” vote. 4. To approve the amendment to our 2021 Equity Incentive Plan to increase the number of shares of Common Stock reserved for issuance thereunder. 5. To approve the amendment to our Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock. NOTE: In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement of the meeting. For For For For For